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                         DIRECTOR IMMEDIATE VARIABLE ANNUITY
                     HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

  SUPPLEMENT DATED FEBRUARY 5, 1999 TO THE PROSPECTUS DATED SEPTEMBER 30, 1998
                       FOR DIRECTOR IMMEDIATE VARIABLE ANNUITY

The last sentence of the first paragraph of the section entitled "Income Payment Dates" should be deleted. The following paragraph should be inserted after the second paragraph of this section.

The Contract Owner may elect to receive level annuity payments varying annually, as described below (See "Level Annuity Payments Varying Annually").
 If the Contract Owner does not select an Annuity Payment frequency, Annuity Payments will be made monthly. The Contract Owner may elect to start the levelized monthly installments as of the Income Start Date or as of any anniversary of the Income Start Date. The Contract Owner may elect to terminate the levelized monthly installments by notifying Hartford within 30-days prior to any anniversary of the Income Start Date.

If the Contract Owner elects the Level Annuity Payments Provision, the Annuity Payment frequency will be monthly only. In that case, the payments will vary each year, but will remain level each month during any Contract Year (See "Level Annuity Payments Varying Annually").

The Following Section shall be inserted at the end of the Section entitled "Variable Annuity Payments" and just before the Section entitled "Exchange ("Transfer") of Annuity Units":

                       LEVEL ANNUITY PAYMENTS VARYING ANNUALLY

The Contract Owner may elect to receive an annual variable annuity payment in twelve level monthly installments. The annual variable annuity payment amount will be transferred to the Hartford General Account and held there to provide the monthly level installments. The General Account assets are used to support its insurance and annuity obligations other than those supported by Separate Accounts, and are subject to the claims of the Company's general creditors.

The Level Payment Provision is only available under the following annuity settlement options:

Payments Guaranteed for a Specified Number of Years, Life Annuity with Payments Guaranteed for a Specified Number of Years, Joint and Last Survivor Life Annuity with Payments Guaranteed for a Specified Number of Years, and Life Annuity with Cash Refund.


The levelized monthly payments will be calculated with a fixed interest rate which will be determined annually on each anniversary of the Income Start Date. The minimum fixed interest rate will be 3%, compounded annually.

During any life contingency period (when payments continue only as long as the Annuitant is alive), the levelized monthly payments also will be calculated with the mortality table as stated in the Contract.

The following sentence shall be inserted after the second sentence following the heading "Distributions After the Income Start Date" in the Section entitled "Taxation of Purchasers of Non-Qualified Contracts":

Where Annuity Payments are paid more frequently than annually (e.g., in varying quarterly installments, varying monthly installments or levelized monthly installments varying annually), the "exclusion amount" for a Contract Year will be pro-rated equally over each payment.

HV-2339
333-19607